                                                                Exhibit 24(c)



HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P        RATE        DATE        (000)       (NOTE 2)
-----------------------------------------  ----------  ---------   ---------   ---------   ------------
SHORT-TERM TAX-EXEMPT
 INVESTMENTS -- 103.4%
ALABAMA -- 0.7%
 Birmingham Medical Clinic Board Revenue
   Bond (LC -- Morgan Guaranty Trust &
   J.P. Morgan)                              NR/NR
   (final maturity date 12/01/26)*.......   A1+/AAA        3.50%     9/01/95   $   1,000   $  1,000,000
 Phenix County Industrial Development
   Board, Environmental Improvement
   Revenue Bond, Georgia Kraft Project
   (LC -- Canadian Imperial Bank of
   Commerce)                                 P1/NR
   (final maturity date 12/01/15)*.......    NR/NR         3.40%     9/01/95       2,000      2,000,000
                                                                                           ------------
                                                                                              3,000,000
                                                                                           ------------
ARIZONA -- 4.0%
 Maricopa County, Pollution Control          P1/A3
   Revenue, Ser. F.......................     A1/A         3.85%    10/27/95       1,100      1,100,000
 Maricopa County, Pollution Control Rev.
   (LC -- Morgan Guaranty Trust)             P1/NR
   (final maturity date 5/01/29)*........   A1+/AAA        3.50%     9/01/95       1,300      1,300,000
 Salt River Proj., Agriculture Impt. &
   Power Dist., Ser. C (LC -- Banque
   Nationale De Paris)                      VMIG1/Aa
   (final maturity date 1/01/09)*........    NR/AA        3.171%     9/07/95      14,840     14,840,000
                                                                                           ------------
                                                                                             17,240,000
                                                                                           ------------
CALIFORNIA -- 2.6%
 Irvine Ranch Water District,
   Consolidated Boards, Ser. B
   (LC -- Sumitomo Bank, Ltd.)               NR/NR
   (final maturity date 10/01/04)*.......    A1/NR         3.60%     9/01/95       1,100      1,100,000
 Los Angeles County Unified School
   District, Tax and Revenue Anticipation   MIG1/NR
   Notes.................................   SP1+/NR        4.50%     7/03/96      10,000     10,064,479
                                                                                           ------------
                                                                                             11,164,479
                                                                                           ------------
DELAWARE -- 2.3%
 Delaware State, Health Facilities Auth.,
   Franciscan Elder Care Corp.
   (LC -- Societe Generale)                VMIG1/Aa2
   (final maturity date 7/01/21)*........    NR/NR         3.65%     9/07/95       9,800      9,800,000
                                                                                           ------------
DISTRICT OF COLUMBIA -- 3.9%
 District of Columbia, General Obligation
   Bond, Ser. A-2
   (LC -- Bank of Nova Scotia)             VMIG1/Aa3
   (final maturity date 10/01/07)*.......   A1+/AA-        3.70%     9/01/95       1,900      1,900,000
 District of Columbia, General Obligation
   Bond, Ser. A-4
   (LC -- Toronto Dominion Bank)           VMIG1/Aa2
   (final maturity date 10/01/07)*.......    A1+/AA        3.70%     9/01/95       6,700      6,700,000

---------------
See Notes to Financial Statements.

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P        RATE        DATE        (000)       (NOTE 2)
-----------------------------------------   --------     ----      --------    ---------   ------------
DISTRICT OF COLUMBIA -- (CONTINUED)
 District of Columbia, General Obligation
   Bond, Ser. A-5
   (LC -- Bank of Nova Scotia)             VMIG1/Aa3
   (final maturity date 10/01/07)*.......   A1+/AA-        3.70%     9/01/95   $   2,700   $  2,700,000
 District of Columbia, General Obligation
   Bond, Ser. B-1
   (LC -- Union Bank of Switzerland)       VMIG1/Aaa
   (final maturity date 6/01/03)*........   A1+/AAA        4.20%     9/01/95       1,300      1,300,000
 District of Columbia, General Obligation
   Bond, Ser. B-2
   (LC -- Westdeutsche Landesbank)         VMIG1/Aa1
   (final maturity date 6/01/03)*........   A1+/AA+        4.20%     9/01/95       4,100      4,100,000
                                                                                           ------------
                                                                                             16,700,000
                                                                                           ------------
FLORIDA -- 10.3%
 Florida State Board of Education,
   Capital Outlay                            NR/Aa
   (final maturity date 6/01/23)*........    NR/AA         4.00%    11/01/95       5,385      5,385,000
 Florida State Board of Education,
   Capital Outlay                            NR/Aa
   (final maturity date 6/01/23)*........    NR/AA         4.00%    11/01/95       5,115      5,115,000
                                             P1/NR
 Jacksonville Electrical Authority.......    A1+/NR        3.85%    10/26/95       6,500      6,500,000
 Jacksonville Health Facility Authority,
   Riv. Garden Proj.
   (LC -- Banque Paribas)                    NR/NR
   (final maturity date 2/01/18)*........     A1/A         3.60%     9/01/95       1,300      1,300,000
 Pinellas County Housing Finance
   Authority, Multi-Family Housing
   Revenue Bond, Foxbridge Apartments,
   Ser. A                                    NR/NR
   (final maturity date 6/15/25)*........   A1+/AAA        3.60%     9/07/95       9,000      9,000,000
                                            VMIG1/A2
 St. Lucie County Pollution Control......    A1+/A+        3.60%     9/25/95      15,000     15,000,000
 St. Lucie County, Pollution Control
   Revenue Bond, Florida Power & Light
   Co. Proj.                                VMIG1/A1
   (final maturity date 1/01/26)*........    A1+/A+        3.50%     9/01/95       2,000      2,000,000
                                                                                           ------------
                                                                                             44,300,000
                                                                                           ------------
HAWAII -- 1.8%
 Hawaii State General Obligation, Ser. CC
   (LC -- Banque Nationale de Paris)        VMIG1/Aa
   (final maturity date 2/01/02)*........    NR/AA        3.171%     9/07/95       7,620      7,620,000
                                                                                           ------------
ILLINOIS -- 5.1%
 Chicago O'Hare International Airport,
   American Airlines, Ser. A
   (LC -- Westdeutsche Landesbank) (final    P1/Aa1
   maturity date 12/01/17)*..............    NR/NR         3.40%     9/01/95       2,100      2,100,000
 Illinois Health Facility Authority,
   Elmhurst Memorial Hospital, Ser. B        NR/NR
   (final maturity date 1/01/20)*........    NR/NR         3.55%     9/01/95       2,500      2,500,000
 Illinois Housing Development Auth. Rev.,
   Homeowner Mortgage, Ser. C, Subser.
   C-1                                      VMIG1/Aa
   (final maturity date 8/01/26)*........    NR/AA         4.30%     2/01/96       6,000      6,000,000

---------------
See Notes to Financial Statements.

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P        RATE        DATE        (000)       (NOTE 2)
-----------------------------------------  ---------   ---------   ---------   ---------   ------------
ILLINOIS -- (CONTINUED)
 Illinois State Revenue Anticipation        MIG1/NR
   Notes.................................   SP1+/NR        4.50%     6/10/96   $  10,000   $ 10,050,569
 Joliet Regional Port. Dist. Industrial
   Building Revenue Bonds                    P1/A2
   (final maturity date 7/15/03)*........    NR/NR         3.60%     9/01/95       1,400      1,400,000
                                                                                           ------------
                                                                                             22,050,569
                                                                                           ------------
INDIANA -- 1.0%
 Rockport Pollution Control Revenue Bond,
   Michigan Power Co., Proj. B (AMBAC
   Insured)                                  NR/Aaa
   (final maturity date 6/01/25)*........    NR/AAA        3.60%     9/07/95       4,500      4,500,000
                                                                                           ------------
KENTUCKY -- 4.0%
 Kentucky Economic Development Finance
   Authority, Sisters of Charity (final     VMIG1/A1
   maturity date 11/01/20)*..............    A1+/A+        3.55%     9/01/95      10,850     10,850,000
 Trimble County, Pollution Control Rev.,
   Louisville Gas & Electric Co., Ser.     VMIG1/Aa2
   A.....................................    A1+/AA        3.60%     9/22/95       6,285      6,285,000
                                                                                           ------------
                                                                                             17,135,000
                                                                                           ------------
LOUISIANA -- 5.3%
 Louisiana State General Obligation
   Bonds, Tax Exempt Eagle Trust, Ser.
   1994 (AMBAC Insured)                      NR/NR
   (final maturity date 5/01/09)*........    A1/AA         3.72%     9/07/95      11,600     11,600,000
 West Baton Rouge Parish, Indl. Devel.       P1/A1
   Auth., Dow Chemical Co. Proj..........     A1/A         3.80%    12/05/95      10,050     10,050,000
 West Baton Rouge Parish, Pollution
   Control Revenue, Dow Chemical Co.         P1/A1
   Proj. ................................    NR/NR         3.80%    12/05/95       1,400      1,400,000
                                                                                           ------------
                                                                                             23,050,000
                                                                                           ------------
MARYLAND -- 4.6%
 Maryland State Health & Higher
   Educational Facility, Revenue Bonds,
   Ser. B
   (LC -- First National Bank of Chicago)   VMIG1/A1
   (final maturity date 4/01/35)*........    NR/NR         3.60%     9/07/95      20,000     20,000,000
                                                                                           ------------
MASSACHUSETTS -- 0.9%
 Massachusetts State General Obligation
   Bond, Ser. D (LC -- Banque Nationale
   De Paris) (MBIA Insured)                VMIG1/Aaa
   (final maturity date 5/01/06)*........   A1+/AAA        3.60%     9/07/95       3,900      3,900,000
                                                                                           ------------
MICHIGAN -- 1.9%
 Michigan Strategic Fd., Pollution           P1/A1
   Control Rev., Dow Chemical............     NR/A         4.20%     9/11/95       3,000      3,000,000
 Michigan Strategic Fd., Pollution           P1/A1
   Control Rev., Dow Chemical............    NR/NR         3.70%    10/05/95       2,700      2,700,000
 Northville Development Corp., Thrifty
   Proj. (LC -- Bankers Trust)               P1/A1
   (final maturity date 5/01/14)*........    A1/A+         3.75%     9/07/95       2,400      2,400,000
                                                                                           ------------
                                                                                              8,100,000
                                                                                           ------------

---------------
See Notes to Financial Statements.

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P        RATE        DATE        (000)       (NOTE 2)
-----------------------------------------  ---------   ---------   ---------   ---------   ------------
MISSISSIPPI -- 0.2%
 Jackson County, Pollution Control
   Revenue Bond, Chevron U.S.A. Inc.
   Project                                 VMIG1/Aa2
   (final maturity date 12/01/16)*.......    NR/NR         3.35%     9/01/95   $     900   $    900,000
                                                                                           ------------
MISSOURI -- 0.6%
 Columbia Missouri Special Obligation
   Revenue Bonds, Ser. A (LC -- Toronto
   Dominion Bank)                          VMIG1/Aa2
   (final maturity date 6/01/08)*........    NR/NR         3.50%     9/07/95       2,600      2,600,000
                                                                                           ------------
NEVADA -- 1.6%
 Clarke County, Airport Imtp. Rev., Ser.
   A (MBIA Insured)                        VMIG1/Aaa
   (final maturity date 7/01/12)*........    A1/AAA        3.45%     9/07/95       6,700      6,700,000
                                                                                           ------------
NEW YORK -- 10.5%
 New York City General Obligation Bond,
   Ser. A-8 (LC -- Sanwa Bank, Chicago)    VMIG1/Aa3
   (final maturity date 8/01/17)*........   A1+/AA-        3.40%     9/01/95       2,000      2,000,000
 New York City General Obligation Bond,
   Ser. B, Subser. B-3 (MBIA Insured)      VMIG1/Aaa
   (final maturity date 8/15/04)*........   A1+/AAA        3.35%     9/01/95       6,700      6,700,000
 New York City General Obligation Bond,
   Ser. C, Subser. C-4 (LC -- Fuji Bank,
   Ltd.)                                    VMIG1/A1
   (final maturity date 8/01/96)*........    A1/A+         3.50%     9/01/95       2,500      2,500,000
 New York City General Obligation Bond,
   Ser. E-3 (LC -- Fuji Bank, Ltd.)         VMIG1/A1
   (final maturity date 5/15/96)*........    A1/A+         3.50%     9/01/95       5,000      5,000,000
 New York City General Obligation Bond,
   Ser. E-3 (LC -- Industrial Bank of
   Japan, Ltd.)                             VMIG1/A1
   (final maturity date 5/15/97)*........   A1+/AA-        3.50%     9/01/95       2,700      2,700,000
 New York City Municipal Water Finance
   Authority, Water & Sewer Systems
   Revenue Bond, Ser. C (FGIC Insured)     VMIG1/Aaa
   (final maturity date 6/15/23)*........   A1+/AAA        3.35%     9/01/95       1,700      1,700,000
 New York City Tax-Exempt Water Eagle
   Trust, Ser. 94C-2 (MBIA Insured)          NR/NR
   (final maturity date 6/15/18)*........    A1/AA         3.72%     9/07/95      10,000     10,000,000
 New York State Energy Research &
   Development Authority, Pollution
   Control Revenue Bond, Niagara Mohawk
   Power Corp., Ser. B (LC -- Toronto
   Dominion Bank)                            NR/Aa2
   (final maturity date 12/01/25)*.......    NR/NR         3.45%     9/01/95       1,300      1,300,000
 New York State Energy Research &
   Development Authority, Pollution
   Control Revenue Bond, Niagara Mohawk
   Power Corp., Ser. C (LC -- Canadian
   Imperial Bank of Commerce)                P1/Aa3
   (final maturity date 12/01/25)*.......    NR/NR         3.45%     9/01/95       3,200      3,200,000

---------------
See Notes to Financial Statements.

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P         RATE       DATE        (000)       (NOTE 2)
-----------------------------------------   --------     ------    --------   ----------  -------------
NEW YORK -- (CONTINUED)
 New York State Medical Care Facility,
   Mercy Medical Center Proj., Ser. A        NR/NR
   (final maturity date 10/10/04)*.......    A1/AAA        3.70%    9/07/95   $  10,000   $ 10,000,000
                                                                                          ------------
                                                                                            45,100,000
                                                                                          ------------
NORTH DAKOTA -- 0.2%
 Grand Forks Hospital Facilities, United
   Hospital Obligation Group Project
   (LC -- Fuji Bank, Ltd.)                  VMIG1/A1
   (final maturity date 12/01/16)*.......    NR/NR         3.55%    9/01/95       1,000      1,000,000
                                                                                          ------------
PENNSYLVANIA -- 16.6%
 Allegheny County, Industrial Development
   Authority, Pollution Control Rev.,
   Duquesne Light Co. (LC -- Canadian
   Imperial Bank of Commerce)                P1/NR
   (final maturity date 9/01/11)*........   A1+/AA-        4.75%   11/30/95       7,500      7,500,000
 Delaware Valley, Regional Fin.
   Authority, Ser. D (LC -- Marine
   Midland Bank and Hong Kong and
   Shanghai Bank) (final maturity date      VMIG1/A3
   12/01/20)*............................    A2/A-         3.60%    9/07/95      21,900     21,900,000
 Emmaus General Auth. Rev., Subser. E-7      NR/NR
   (final maturity date 3/01/24)*........    NR/NR         3.70%    9/07/95      15,000     15,000,000
 Philadelphia General Obligation Bond       VMIG1/A1
   (LC -- Fuji Bank).....................     A/A+         3.80%   11/20/95      12,000     12,000,000
 Philadelphia Tax and Revenue               MIG1/NR
   Anticipation Notes, Ser. A............    SP1/NR        4.50%    6/27/96      15,000     15,065,168
                                                                                          ------------
                                                                                            71,465,168
                                                                                          ------------
SOUTH CAROLINA -- 2.5%
 South Carolina Public Service, Ser. F       NR/NR
   (final maturity date 6/16/14)*........    NR/NR         3.75%    9/07/95      11,000     11,000,000
                                                                                          ------------
TENNESSEE -- 2.0%
 Bristol Health and Education, Bristol
   Memorial Hospital, Ser. 95A
   (FGIC Insured)                            NR/NR
   (final maturity date 2/28/14)*........    A1/AAA        3.75%    9/07/95       8,500      8,500,000
                                                                                          ------------
TEXAS -- 11.2%
 Austin County, Industrial Development
   Corp., Justin Industries Inc. Proj.
   (LC-Citibank, New York)                   P1/A2
   (final maturity date 12/01/14)*.......    NR/NR         3.50%    9/07/95       3,300      3,300,000
 Brazos River, Harbor Nav. Dist., Dow        P1/A1
   Chemical..............................    NR/NR        4.20%     9/11/95       1,950      1,950,000
 Brazos River, Harbor Nav. Dist., Dow        P1/A1
   Chemical..............................    NR/NR        3.85%    10/24/95       3,450      3,450,000
 Brazos River, Harbor Nav. Dist., Dow        P1/A1
   Chemical..............................    NR/NR        3.75%     9/11/95         200        200,000
 Dallas Texas Waterworks & Sewer             P1/Aa
   System................................    A1+/AA       3.85%    10/27/95       3,330      3,330,000
 Port Arthur Navigational Dist. Indl.,
   Revenue Bonds (LC -- Sumitomo Bank,
   NY)                                       A1/NR
   (final maturity date 5/01/03)*........    NR/NR        3.60%     9/01/95       2,300      2,300,000

---------------
See Notes to Financial Statements.
                                       10

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P        RATE        DATE        (000)       (NOTE 2)
-----------------------------------------  ---------   --------    ---------   ---------   ------------
TEXAS -- (CONTINUED)
 Texas Department of Housing & Community
   Affairs, Single Family Hsg. (FGIC         NR/NR
   Insured)..............................    A1+/NR        3.80%     9/15/95   $   3,910   $  3,910,144
 Texas Department of Housing & Community
   Affairs, Single Family Hsg. (FGIC         NR/NR
   Insured)..............................    A1+/NR        3.80%    10/10/95       3,390      3,390,000
 Texas State Tax & Revenue Anticipation     MIG1/NR
   Notes, Ser. A.........................   SP1+/NR        4.75%     8/30/96      17,500     17,619,976
                                             P1/NR
 University of Texas, Board of Regents...    A1+/NR        3.80%    10/23/95       9,000      9,000,000
                                                                                           ------------
                                                                                             48,450,120
                                                                                           ------------
UTAH -- 2.9%
 Salt Lake City, Pooled Hospital Finance     P1/A1
   Proj. (LC -- Fuji Bank)...............    A1/A+         3.70%     9/20/95      12,530     12,530,000
                                                                                           ------------
VERMONT -- 0.8%
 Vermont Educational & Health Buildings,
   Middlebury College, Proj. A               NR/NR
   (final maturity date 5/01/28).........    A1+/AA        4.35%     5/01/96       3,500      3,500,000
                                                                                           ------------
VIRGINIA -- 1.9%
 Virginia Educational Loan Authority,
   Guaranteed Student Loan Program, Ser.
   A                                         NR/NR
   (final maturity date 9/01/01)*........    NR/NR         4.00%     5/01/96       8,410      8,410,000
                                                                                           ------------
WASHINGTON -- 0.9%
 Washington State Health Care Facilities
   Authority, Fred Hutchinson Cancer,
   Ser. C (LC -- Morgan Guaranty Trust)    VMIG1/Aa1
   (final maturity date 1/01/18)*........    NR/NR         3.55%     9/01/95       1,000      1,000,000
 Washington State General Obligation         Aa/NR
   Bond..................................    AA/NR         8.00%    10/01/95       3,000      3,008,490
                                                                                           ------------
                                                                                              4,008,490
                                                                                           ------------
WISCONSIN -- 2.9%
                                            MIG1/NR
 Wisconsin State Operating Notes.........   SP1+/NR        4.50%     6/17/96      12,500     12,584,129
                                                                                           ------------

---------------
See Notes to Financial Statements.

                                            RATINGS+                           PRINCIPAL
                                            MOODY'S/               MATURITY     AMOUNT        VALUE
               DESCRIPTION                    S&P        RATE        DATE        (000)       (NOTE 2)
-----------------------------------------  ---------   --------    ---------   ---------   ------------
WYOMING -- 0.2%
 Platte County Pollution Control Revenue
   Bond, Tri-State G&T, Ser. A
   (LC -- Societe Generale)                  P1/Aa1
   (final maturity date 7/01/14)*........    NR/NR         3.50%     9/01/95   $   1,100   $  1,100,000
                                                                                           ------------
TOTAL INVESTMENTS (AMORTIZED
 COST $446,407,955) -- 103.4%............                                                   446,407,955
Liabilities in excess of other
 assets -- (3.4)%........................                                                   (14,815,173)
                                                                                           ------------
NET ASSETS -- 100.0%.....................                                                  $431,592,782
                                                                                           ============

---------------
AMBAC -- American Municipal Bond Assurance Corporation.

FGIC  -- Financial Guaranty Insurance Company.

LC    -- Letter of credit.

MBIA  -- Municipal Bond Insurance Company.

NR    -- No rating available.

+ The ratings provided consist of short-term and long-term ratings for both
  Moody's and S&P. The first row consists of the short-term/long-term Moody's ratings and the second row consists of short-term/long-term S&P ratings.

* Variable rate security. Maturity date reflects the later of the next rate change date or the next put date.

See Notes to Financial Statements.

PACIFIC HORIZON CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                            RATINGS+                       PRINCIPAL
                                           (MOODY'S)            MATURITY    AMOUNT        VALUE
               DESCRIPTION                   (S&P)     RATE       DATE       (000)       (NOTE 2)
-----------------------------------------  ----------  ----     --------   ---------   ------------
SHORT-TERM TAX-EXEMPT
 INVESTMENTS -- 100.8%
ABAG Finance Authority, Lucille Salter
 Packard Proj. (AMBAC Insured)             VMIG1/Aaa
 (final maturity date 8/01/23)*..........    A1/AAA    3.20%     9/07/95   $   6,300   $  6,300,000
Anaheim Certificates of Participation
 (AMBAC Insured)
 (LC -- Industrial Bank of Japan)          VMIG1/Aaa
 (final maturity date 8/01/19)*..........    A1/AAA    3.25%     9/07/95      13,300     13,300,000
California Alternative Energy Source
 Financing Auth., Cogeneration Rev.          NR/Aaa
 (final maturity date 10/01/20)*.........   A1+/AAA    3.65%     9/07/95       3,500      3,500,000
California Community College Fin. Auth.
 Pooled Tax and Revenue Anticipation         NR/NR
 Notes, Series B.........................   SP1+/NR    5.00%     8/30/96       6,000      6,028,542
California General Obligation, Various
 Purpose Certificates of Participation
 (MBIA Insured)                              P1/Aaa
 (final maturity date 2/01/06)*..........   A1+/AAA    3.72%     9/07/95      10,000     10,000,000
California State General Obligation Bond,
 (FGIC & MBIA Insured)                       NR/Aaa
 (final maturity date 11/01/07)*.........    NR/AAA    4.25%    11/01/95      15,000     15,000,000
California Health Facs Finance Auth.,
 Huntington Memorial Hospital
 (LC -- Morgan Guaranty Trust)               NR/NR
 (final maturity date 11/01/10)*.........   A1+/AAA    3.35%     9/07/95       5,300      5,300,000
California Health Facs Finance Auth. St.
 Joseph Health Systems, Series B            VMIG1/Aa
 (final maturity date 7/01/09)*..........   A1+/AA-    3.60%     9/01/95       2,000      2,000,000
California Housing Finance Auth., Multi-
 Unit Rent Housing Rev. (MBIA Insured)       NR/Aaa
 (final maturity date 8/01/16)*..........    NR/AAA    3.75%    11/01/95       5,000      5,000,000
California Housing Finance Auth., Home
 Mortgage, Series E (AMT)                   VMIG1/Aa
 (final maturity date 8/01/27)...........   A1+/AA-    4.60%     2/01/96       4,865      4,865,000
California Pollution Control Finance
 Auth., Dow Chemical Co. Proj.,              P1/A1
 Commercial Paper........................    NR/NR     4.15%     9/11/95       2,000      2,000,000
California Pollution Control Finance
 Auth., Dow Chemical Co. Proj.,              NR/NR
 Commercial Paper........................    NR/NR     3.80%    10/24/95       2,300      2,300,000
California Pollution Control Finance
 Auth., Pacific Gas and Electric, Ser.
 88-A, Commercial Paper (LC -- Swiss Bank    P1/Aa1
 Corp.) (AMT)............................   A1+/AA+    3.55%     9/13/95       5,000      5,000,000
California Pollution Control Finance
 Auth., Pacific Gas and Electric, Ser.
 88-A, Commercial Paper (LC -- Swiss Bank    P1/Aa1
 Corp.) (AMT)............................   A1+/AA+    3.65%     9/19/95      10,700     10,700,000
California Pollution Control Finance
 Auth., Pacific Gas and Electric, Ser.
 88-C, Commercial Paper                      P1/Aa2
 (LC -- Credit Suisse)...................   A1+/AA+    3.65%    10/20/95       2,705      2,705,000

---------------
See Notes to Financial Statements.

                                            RATINGS+                       PRINCIPAL
                                           (MOODY'S)            MATURITY    AMOUNT        VALUE
               DESCRIPTION                   (S&P)     RATE       DATE       (000)       (NOTE 2)
-----------------------------------------  ---------   ----     --------   ---------   ------------
California Pollution Control Finance
 Auth., Pacific Gas and Electric, Ser.
 88-C, Commercial Paper                      P1/Aa1
 (LC -- Credit Suisse)...................   A1+/AA+    3.60%     9/13/95   $  10,000   $ 10,000,000
California Pollution Control Finance
 Auth., Pacific Gas and Electric, Ser.
 88-E, Commercial Paper (LC -- Morgan        P1/Aa1
 Guaranty)...............................   A1+/AAA    3.70%    10/11/95       4,000      4,000,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Commercial          P1/Aa2
 Paper...................................    A1/A+     3.70%    11/16/95       4,900      4,900,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Series 85-D,        P1/Aa2
 Commercial Paper........................    A1/A+     3.70%    10/27/95       3,600      3,600,000
California Pollution Control Finance
 Auth., So. Cal Edison Series D             VMIG1/A2
 (final maturity date 2/28/08)*..........   A1+/A!+    3.45%     9/01/95       4,100      4,100,000
California Pollution Control Finance
 Auth., Solid Waste Disp. Rev. Bond,
 Shell Oil, Series A                       VMIG1/Aa2
 (final maturity date 10/01/24)*.........    NR/NR     3.60%     9/01/95      10,900     10,900,000
California Pollution Control Finance
 Auth., Solid Waste Disp. Rev. Bond,
 Shell Oil, Series B                       VMIG1/Aa2
 (final maturity date 12/01/24)*.........   A1+/AAA    3.60%     9/01/95      11,400     11,400,000
California Pollution Control Finance
 Auth., Solid Waste Disp. Rev. Bond,
 Taormina Inds., Series B                  VMIG1/Aa3
 (final maturity date 8/01/14)*..........    NR/NR     3.50%     9/07/95       1,285      1,285,000
California Pollution Control Finance
 Auth., Atlantic Richfield Co. Project,
 Series A (AMT)                             VMIG1/A2
 (final maturity date 12/01/24)..........     A1/A     3.65%     9/01/95       5,600      5,600,000
California Pollution Control Finance
 Auth., Res. Recovery Rev., Delano Proj.
 (AMT) (LC -- ABN AMRO Bank) (final          NR/Aa1
 maturity date 8/01/19)*.................    NR/NR     3.50%     9/01/95         900        900,000
California Pollution Control Finance
 Auth., San Diego Gas and Elec. Series A     NR/A1
 (final maturity date 12/01/07)*.........    NR/A+     3.95%     8/01/96       2,900      2,900,000
California State Muni. Tr. Rcpts., Series
 B (LC -- International Nederlanden)       VMIG1/Aa2
 (final maturity date 11/01/08)*.........     NR/A     3.70%     9/07/95      10,200     10,200,000
California Statewide Comm. Dev. Auth.,
 Apartment Dev Rev., Subseries A-2 (final    NR/NR
 maturity date 5/15/25)*.................   A1+/AAA    3.35%     9/07/95      15,000     15,000,000
California Statewide Comm. Dev. Auth.,
 Apartment Dev Rev., Subseries A-5 (final    NR/NR
 maturity date 5/15/25)*.................   A1+/AAA    3.45%     9/07/95      13,080     13,080,000
California Statewide Comm. Dev. Auth.,
 Apartment Dev. Rev., Subseries A-6          NR/NR
 (final maturity date 5/15/25)*..........   A1+/AAA    3.45%     9/07/95       8,005      8,005,000
California Statewide Comm. Dev. Auth.,
 Solid Waste Rev. (AMT)                      P1/NR
 (final maturity date 12/15/24)*.........    Aa2/NR    3.60%     9/01/95         600        600,000
California State Dept. of Water Res.,
 Central Valley Proj. Rev., Ser. N-V1
 (LC -- Canadian Imperial Bank)            VMIG1/Aa3
 (final maturity date 12/01/25)*.........    A1+/AA    3.45%     9/07/95       5,200      5,200,000

---------------
See Notes to Financial Statements.

                                            RATINGS+                       PRINCIPAL
                                           (MOODY'S)            MATURITY    AMOUNT        VALUE
               DESCRIPTION                   (S&P)     RATE       DATE       (000)       (NOTE 2)
-----------------------------------------  ---------   ----     --------   ---------   ------------
California State Dept. of Water Res.,
 Central Valley Proj. Rev., Ser. N-V2
 (LC -- Canadian Imperial Bank)            VMIG1/Aa3
 (final maturity date 12/01/25)*.........    A1+/AA    3.35%     9/07/95   $   2,500   $  2,500,000
California State Dept. of Water,             P1/NR
 Commercial Paper........................    A1+/NR    3.70%     9/06/95       6,100      6,100,000
California State Transportation
 Commission San Francisco Bay Toll Bridge    NR/A1
 Rev., Series A..........................    NR/AA-    7.00%     9/01/95       1,000      1,000,000
Chula Vista Industrial Development Rev.,
 San Diego Gas and Electric Co., Series
 92-C,                                       P1/A1
 Commercial Paper (AMT)..................    A1/A+     3.75%    11/17/95       3,000      3,000,000
Chula Vista Industrial Development Rev.,
 San Diego Gas and Electric Co., Ser. B     VMIG1/A1
 (final maturity date 12/01/27)*.........    A1/A+     3.60%     9/07/95      11,000     11,000,000
Chula Vista Multi Family Housing Rev.,
 Terra Nova Assoc. Project, Series A
 (LC -- Ind. Bank of Japan, Ltd.)            NR/NR
 (final maturity date 3/01/05)*..........    NR/A+     3.70%     9/07/95       6,940      6,940,000
Eastern Muni. Water District, Water and
 Sewer Revenue Certificates of
 Participation, Series B
 (LC -- Ind. Bank of Japan, Ltd.)          VMIG1/Aaa
 (final maturity date 7/01/20)*..........   A1+/AAA    3.35%     9/07/95       9,000      9,000,000
Foothill / Eastern Transportation
 Corridor Agency, California Toll Road
 Revenue, Series B
 (LC -- Morgan Guaranty Trust)               NR/NR
 (final maturity date 1/02/35)*..........   A1+/AAA    3.35%     9/07/95      12,900     12,900,000
Foothill / Eastern Transportation
 Corridor Agency, California Toll Road
 Revenue, Series C (LC -- Credit Suisse)     NR/NR
 (final maturity date 1/02/35)*..........   A1+/AAA    3.30%     9/07/95      10,000     10,000,000
Fremont Multifamily Housing Rev. Mission
 Wells Project, Series E
 (LC -- Industrial Bank of Japan, Ltd.)      NR/NR
 (final maturity date 9/01/07)*..........    A1/A+     3.65%     9/07/95       1,900      1,900,000
Irvine Improvement Bond Assessment
 District No 94-15
 (LC- Dai-Ichi Kangyo Bank)                 VMIG1/A1
 (final maturity date 9/02/20)*..........    A1/AA+    3.45%     9/01/95       3,834      3,834,000
Irvine Ranch Water District, Series B
 (LC -- Sumitomo Bank, Ltd.)                 NR/NR
 (final maturity date 10/01/04)*.........    A1/NR     3.60%     9/01/95       1,400      1,400,000
Irvine Ranch Water District, Impt. Dist.
 No. 2 84, Series A
 (LC -- Sumitomo Bank, Ltd.)                 NR/NR
 (final maturity date 11/15/13)*.........    A1/A+     3.60%     9/01/95       1,000      1,000,000
Irvine Ranch Water District, Impt. Dist.
 No. 2 84, Series A
 (LC -- Sumitomo Bank, Ltd.)               VMIG1/Aa2
 (final maturity date 9/02/15)*..........    A1+/AA    3.35%     9/01/95       3,055      3,055,000
Los Angeles County Unified School
 District, Tax and Revenue Anticipation     MIG1/NR
 Notes...................................   SP1+/NR    4.50%     7/03/96      10,000     10,064,479

---------------
See Notes to Financial Statements.

                                            RATINGS+                       PRINCIPAL
                                           (MOODY'S)            MATURITY    AMOUNT        VALUE
               DESCRIPTION                   (S&P)     RATE       DATE       (000)       (NOTE 2)
-----------------------------------------  ---------   ----     --------   ---------   ------------
Los Angeles County Trans. Sales Tax
 Revenue, Ser. A, Commercial Paper
 (LC -- ABN Bank, Banque Nationale De
 Paris, National Westminster Bk.,
 Canadian Imperial Bank of Commerce, Bank    P1/NR
 of California)..........................    A1/NR     3.65%     9/07/95   $   9,061   $  9,061,000
Los Angeles County Trans. Sales Tax
 Revenue, Commercial Paper (LC -- ABN
 Bank, Banque Nationale De Paris,
 National Westminster Bk., Canadian
 Imperial Bank of Commerce, Bank of          P1/NR
 California).............................    A1/NR     3.65%    10/20/95       1,000      1,000,000
Los Angeles County Trans. Sales Tax
 Revenue, Commercial Paper (LC -- ABN
 Bank, Banque Nationale De Paris,
 National Westminster Bk., Canadian
 Imperial Bank of Commerce, Bank of          P1/NR
 California).............................    A1/NR     3.50%     9/20/95       5,000      5,000,000
Los Angeles County Trans. Sales Tax
 Revenue, Commercial Paper (LC -- ABN
 Bank, Banque Nationale De Paris,
 National Westminster Bk., Canadian
 Imperial Bank of Commerce, Bank of          P1/NR
 California).............................    A1/NR     3.50%     9/21/95       3,800      3,800,000
Los Angeles County Multifamily Mtg. Rev.,
 Valencia Proj., Series C
 (LC -- Ind. Bank of Japan, Ltd.)            NR/NR
 (final maturity date 10/01/14)*.........    A1/A+     3.70%     9/07/95       5,700      5,700,000
Los Angeles County Met. Trans. Auth.
 Rev., Union Station Gateway Proj., (FSA
 Insured)                                  VMIG1/Aaa
 (final maturity date 7/01/25)*..........    NR/AAA    3.50%     9/07/95      11,100     11,100,000
Los Angeles County Met. Trans. Auth.
 Rev., Revenue Anticipation Notes, Ser. A   MIG1/NR
 (LC -- Swiss Bank, NY)..................    NR/NR     5.00%     4/25/96      10,000     10,049,679
Los Angeles County Trans. Comm. Sales Tax
 Rev., Series A (FGIC Insured) (final      VMIG1/Aaa
 maturity 7/01/12)*......................    A1/AAA    3.20%     9/07/95       6,100      6,100,000
Los Angeles Wastewater System Revenue,
 Series D                                    NR/NR
 (final maturity date 6/01/20)*..........    NR/NR     3.70%     9/07/95      16,000     16,000,000
Los Angeles Wastewater System Revenue,
 Series H                                    NR/NR
 (final maturity date 6/01/20)*..........   A1+/AAA    3.70%     9/07/95      11,500     11,500,000
Monterey Regional Waste Management Auth.
 Rev., Integrated Waste Mgmt. -- Series A    NR/NR
 (final maturity 4/01/15)*...............    A1/A+     3.60%     9/07/95       3,000      3,000,000
Newport Beach Health Facility, Hoag
 Memorial Hospital                          VMIG1/A1
 (final maturity date 10/01/22)*.........    A1+/AA    3.45%     9/01/95      14,855     14,855,000
Oceanside Community Dev. Lease Rev.,
 Oceanside Civic Center Project               NR/A
 (final maturity date 8/01/19)*..........    NR/AAA    8.00%     7/31/96       1,000      1,056,188
Ontario Multifamily Revenue, Vineyard
 Vlg. Project
 (LC -- Industrial Bank of Japan)           VMIG1/A1
 (final maturity date 12/01/05)*.........    NR/NR     3.70%     9/07/95       2,600      2,600,000

---------------
See Notes to Financial Statements.

                                            RATINGS+                       PRINCIPAL
                                           (MOODY'S)            MATURITY    AMOUNT        VALUE
               DESCRIPTION                   (S&P)     RATE       DATE       (000)       (NOTE 2)
-----------------------------------------  ---------   ----     --------   ---------   ------------
Orange County Improvement Bond
 Assessment, Dist. 88-1 (LC -- Industrial
 Bank of Japan and Fuji Bank)               VMIG1/A1
 (final maturity date 9/02/18)*..........    A1/A+     3.90%     9/01/95   $   7,000   $  7,000,000
Orange County LIBOR Floater, Tax and
 Revenue Anticipation Notes, Ser. B          NR/NR
 (LC -- PNC Bank)*.......................    NR/NR     4.11%     6/30/96       4,500      4,500,000
Puerto Rico Commonwealth Tender Option
 Certificates, Series B                     NR/Baa1
 (final maturity date 7/01/22)*..........     NR/A     3.65%     9/07/95      13,250     13,250,000
Riverside Trans. Comm. Sales Tax Revenue
 Commercial Paper (LC -- Industrial Bank     P1/A1
 of Japan)...............................    A1/A+     3.75%    10/12/95       3,000      3,000,000
Sacramento County Multifamily Housing
 Rev., Series A
 (LC -- Dai-Ichi Kangyo Bank)               VMIG1/A1
 (final maturity date 4/15/07)*..........    A1/A+     3.60%     9/07/95       4,900      4,900,000
Sacramento County Multifamily Housing
 Rev., River Oaks Apts., Series E
 (LC -- Dai-Ichi Kangyo Bank)               VMIG1/A1
 (final maturity date 9/15/07)*..........    NR/NR     3.60%     9/07/95       2,100      2,100,000
Sacramento Municipal Utility Revenue,
 Series Q                                    NR/Aaa
 (final maturity date 5/01/16)*..........    NR/AAA    7.50%     5/01/96       5,000      5,201,794
San Diego Housing Auth., Multifamily
 Housing Rev. (LC -- Citibank, NY) (final   VMIG1/A2
 maturity date 12/01/08)*................    NR/NR     3.50%     9/07/95       4,000      4,000,000
San Diego Open Space Park Facs. Dist.,
 Series 86A
 (final maturity date 1/01/07)               NR/NR
 (Prerefunded 1/01/96 @102)..............    NR/AA+    7.60%     1/01/96       5,000      5,152,680
San Diego Tax Anticipation Notes, Series    MIG1/NR
 A.......................................    Sp1/NR    4.75%     7/03/96       7,500      7,551,259
San Diego Tax Anticipation Notes
 (LC -- National Westminster PLC and        MIG1/NR
 Banque Nationale De Paris)..............    Sp1/NR    4.50%     9/30/96       8,000      8,038,143
San Francisco City and County Multifamily
 Housing, Winterland Proj. Series 85C
 (LC -- Citibank, NY)                        NR/NR
 (final maturity date 6/01/06)*..........   A1+/AA-    3.45%     9/07/95       1,700      1,700,000
San Francisco City and County,
 Redevelopment Financing Auth. Rev.,
 Yerba Buena Garden
 (LC -- Bank of Tokyo, Ltd.)               VMIG1/Aa3
 (final maturity date 9/01/06)*..........    A1/A+     3.70%     9/07/95       5,000      5,000,000
San Joaquin County Trans. Auth., Sales
 Tax Revenue
 (LC -- Sumitomo Bank, Ltd.)                VMIG1/A1
 (final maturity date 4/01/11)*..........    A1/A+     3.50%     9/07/95       2,200      2,200,000
Santa Ana Unified School District,
 Certificates of Participation
 (LC -- Sanwa Bank)                        VMIG1/Aa3
 (final maturity date 7/01/15)*..........    NR/NR     4.00%     9/07/95       4,400      4,400,000
Santa Clara Electric Rev., Ser. A
 (LC -- National Westminster Bank, PLC)    VMIG1/Aa2
 (final maturity date 7/01/10)*..........    NR/NR     3.30%     9/07/95       1,000      1,000,000
Santa Clara County, Tax and Revenue         MIG1/NR
 Anticipation Notes......................   SP1+/NR    4.50%     8/02/96       5,000      5,035,227

---------------
See Notes to Financial Statements.

                                            RATINGS+                       PRINCIPAL
                                           (MOODY'S)            MATURITY    AMOUNT        VALUE
               DESCRIPTION                   (S&P)     RATE       DATE       (000)       (NOTE 2)
-----------------------------------------  ---------   ----     --------   ---------   ------------
Santa Clara County Housing Auth.,
 Multifamily Housing Rev., Foxchase
 Apartments, Ser. E (FGIC Insured) (final  VMIG1/Aaa
 maturity date 11/01/07)*................   A1+/AAA    3.55%     9/07/95   $   3,000   $  3,000,000
Santa Clara County Trans. Auth., Series
 1985 A (LC -- Sumitomo Bank) (final        VMIG1/A1
 maturity date 6/01/15)*.................    NR/NR     3.50%     9/01/95       4,100      4,100,000
Simi Valley Multifamily Housing Rev.,
 Cochran Street Project, Issue A             NR/NR
 (final maturity date 11/15/04)*.........    NR/NR     3.45%     9/07/95       4,000      4,000,000
Southern California Public Power Auth.,
 Transmission Proj. Rev. (AMBAC Insured)
 (LC -- Swiss Bank)                        VMIG1/Aaa
 (final maturity date 7/01/19)*..........   A1+/AAA    3.15%     9/07/95       6,200      6,200,000
Vallejo Industrial Development Auth.,
 Meyer Cookmare Ind. Proj., Ser. A (AMT)
 (LC -- Mitsubishi Bank Ltd.) (final         NR/NR
 maturity date 12/01/23)*................    A1+/AA    3.90%     9/07/95       3,300      3,300,000
                                                                                       ------------
TOTAL INVESTMENTS (AMORTIZED COST
 $494,812,991) -- 100.8%.................                                               494,812,991
Liabilities in excess of other
 assets -- (0.8%)........................                                                (4,021,348)
                                                                                       ------------
NET ASSETS -- 100.0%.....................                                              $490,791,643
                                                                                       ============

---------------
LC   -- Letter of credit

AMT  -- Alternative Minimum Tax.

FGIC -- Financial Guaranty Insurance Company.

FSA  -- Financial Security Assurance

MBIA -- Municipal Bond Insurance Company.

 * Variable rate security. Maturity date reflects the later of the next rate change date or the next put date.

 + The ratings provided consist of short-term and long-term ratings for both Moody's and S&P. The first row consists of the short-term/long-term Moody's ratings and the second row consists of short-term/long-term S&P ratings.

See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                                        CALIFORNIA
                                                                       TAX-EXEMPT       TAX-EXEMPT
                                                                         MONEY         MONEY MARKET
                                                                          FUND             FUND
                                                                      ------------     ------------
ASSETS:
 Investments in securities, at value (amortized cost $446,407,955
   and $494,812,991, respectively)................................    $446,407,955     $494,812,991
 Receivable for investment securities sold........................       6,004,258               --
 Cash.............................................................              --          270,552
 Interest receivable..............................................       2,231,956        2,417,977
 Deferred organization costs and prepaid expenses.................          39,172           24,946
                                                                      ------------     ------------
Total assets......................................................     454,683,341      497,526,466
                                                                      ------------     ------------
LIABILITIES:
 Advisory fees payable............................................          37,416           41,047
 Administration fees payable......................................          37,416           41,047
 Special management fees payable (Pacific Horizon Shares).........          14,557          100,162
 Service Organization fees payable (Horizon Service Shares).......          10,817           34,471
 Due to custodian.................................................          53,725               --
 Dividends payable................................................       1,299,176        1,291,285
 Payable for investment securities purchased......................      21,519,975        5,122,121
 Accrued legal fees...............................................          18,529           17,445
 Other accrued expenses...........................................          98,948           87,245
                                                                      ------------     ------------
Total liabilities.................................................      23,090,559        6,734,823
                                                                      ------------     ------------
NET ASSETS........................................................    $431,592,782     $490,791,643
                                                                      ------------     ------------
Shares Outstanding ($0.001 par value) Pacific Horizon Shares......      51,598,411      376,581,049
 Horizon Shares...................................................     330,806,258               --
 Horizon Service Shares...........................................      49,326,786      114,249,004
                                                                      ------------     ------------
Total Shares Outstanding..........................................     431,731,455      490,830,053
                                                                      ============     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE....           $1.00            $1.00
                                                                             =====            =====
COMPOSITION OF NET ASSETS:
 Shares of common stock, at par...................................    $    431,731     $    490,830
 Additional paid-in capital.......................................     431,299,724      490,950,103
 Accumulated undistributed net investment income..................              --           62,301
 Accumulated net realized losses..................................        (138,673)         (36,591)
 Unrealized depreciation of investments...........................              --         (675,000)
                                                                      ------------     ------------
NET ASSETS, AUGUST 31, 1995.......................................    $431,592,782     $490,791,643
                                                                      ============     ============

---------------
See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Operations
For the six months ended August 31, 1995 (Unaudited)
--------------------------------------------------------------------------------

                                                                           CALIFORNIA
                                                         TAX-EXEMPT        TAX-EXEMPT
                                                           MONEY          MONEY MARKET
                                                            FUND              FUND
                                                         ----------       ------------
INVESTMENT INCOME:
  Interest.........................................      $8,623,034        $7,422,725
                                                         ----------       ------------
EXPENSES:
  Advisory fees....................................         217,853           191,248
  Administration fees..............................         217,853           191,248
  Special management service fees
    (Pacific Horizon Shares).......................          65,776           448,324
  Service Organization fees
    (Horizon Service Shares).......................          55,823           127,868
  Custodian fees and expenses......................          64,130            43,445
  Transfer agent fees and expenses.................          48,860            33,972
  Registration fees................................          29,798             7,854
  Audit fees.......................................          27,326            16,825
  Legal fees.......................................          23,508            21,430
  Reports to shareholders..........................          15,647            10,257
  Amortization of organization costs...............          13,380                --
  Insurance expense................................          11,517             7,104
  Directors' fees..................................          11,222             8,507
  Membership fees..................................           9,708             5,690
  Other expenses...................................           4,310             4,259
                                                         ----------       ------------
  Total Expenses...................................         803,331         1,120,605
                                                         ----------       ------------
Net Investment Income..............................       7,819,703         6,302,120
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on securities transactions.....         (19,629)          (20,589)
                                                         ----------       ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.......................................      $7,800,074        $6,281,531
                                                         ==========       ===========

---------------
See Notes to Financial Statements.

                      (This page intentionally left blank)

Pacific HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  TAX-EXEMPT MONEY FUND
                                                         ---------------------------------------
                                                           SIX MONTHS
                                                              ENDED
                                                         AUGUST 31, 1995          YEAR ENDED
                                                           (UNAUDITED)         FEBRUARY 28, 1995
                                                         ---------------       -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
 Net investment income..............................      $   7,819,703         $    14,194,447
 Net realized gain (loss) on securities
   transactions.....................................            (19,629)                (29,085)
 Net change in unrealized depreciation of
   investments......................................                 --                      --
                                                          -------------         ---------------
Net increase in net assets resulting from
 operations.........................................          7,800,074              14,165,362
                                                          -------------         ---------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME:
 Pacific Horizon Shares.............................           (678,759)             (1,041,419)
 Horizon Shares.....................................         (6,380,374)            (12,086,919)
 Horizon Service Shares.............................           (760,570)             (1,066,109)
                                                          -------------         ---------------
Total dividends to shareholders from net investment
 income.............................................         (7,819,703)            (14,194,447)
                                                          -------------         ---------------
PORTFOLIO SHARE TRANSACTIONS:
 (AT $1.00 PER SHARE) (NOTE 6)
 Net proceeds from shares subscribed................        958,539,707           2,768,641,200
 Net asset value of shares issued to shareholders in
   reinvestment of dividends........................          1,279,501               2,002,123
 Cost of shares redeemed............................       (986,629,499)         (2,924,830,407)
                                                          -------------         ---------------
Net increase (decrease) in net assets from Portfolio
 share transactions.................................        (26,810,291)           (154,187,084)
                                                          -------------         ---------------
Increase due to capital infusion from investment
 advisor (Note 3)...................................                 --                      --
                                                          -------------         ---------------
TOTAL INCREASE (DECREASE)...........................        (26,829,920)           (154,216,169)
NET ASSETS:
 Beginning of year..................................        458,422,702             612,638,871
                                                          -------------         ---------------
 End of year (Including undistributed net investment
   income of $62,301 and $62,301, respectively, for
   the California Tax-Exempt Money Market Fund).....      $ 431,592,782         $   458,422,702
                                                          =============         ===============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

  CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------
  SIX MONTHS
     ENDED
AUGUST 31, 1995               YEAR ENDED
  (UNAUDITED)              FEBRUARY 28, 1995
---------------            -----------------
 $   6,302,120               $   7,505,623
       (20,589)                     31,226
            --                    (675,000)
 -------------               -------------
     6,281,531                   6,861,849
 -------------               -------------
    (4,587,493)                 (4,948,021)
            --                          --
    (1,714,627)                 (2,557,602)
 -------------               -------------
    (6,302,120)                 (7,505,623)
 -------------               -------------
   712,591,473                 826,241,285
     4,538,133                   6,810,381
  (500,962,819)               (885,907,562)
 -------------               -------------
   216,166,787                 (52,855,896)
 -------------               -------------
            --                     675,000
 -------------               -------------
   216,146,198                 (52,824,670)
   274,645,445                 327,470,115
 -------------               -------------
 $ 490,791,643               $ 274,645,445
 =============               =============

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At August 31, 1995, the Fund operated as a series company comprising sixteen portfolios. The accompanying financial statements and notes are those of the Horizon Tax-Exempt Money Fund (the "Tax-Exempt Fund") and Pacific Horizon California Tax-Exempt Money Market Fund (the "California Tax-Exempt Fund") (collectively, the "Portfolios") only.

    The Tax-Exempt Fund issues three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Service Shares) while the California Tax-Exempt Fund issues two classes of shares (Pacific Horizon Shares and Horizon Service Shares). Pacific Horizon Shares, Horizon Shares and Horizon Service Shares are substantially the same except that Pacific Horizon Shares bear the fees payable under the Fund's Special Management Services Agreement at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares while Horizon Service Shares bear the fees payable, under the Shareholder Services Plan, to institutions ("Service Organizations"), that provide support services to their clients who beneficially own such shares. Such fees are payable at an annual rate of 0.25% of the average daily net asset value of the outstanding Horizon Service Shares.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Fund's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of Concord, serves as the distributor of the Fund's shares.

    On March 29, 1995, a merger agreement was approved by the Shareholders of Concord whereby Concord became a wholly owned subsidiary of the BISYS Group, Inc. ("BISYS") and continues to serve as administrator and distributor to the Fund on substantially identical terms as described below in Note 3.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    Each Portfolio seeks to maintain a net asset value per share of $1.00, although there is no assurance that it will be able to do so on a continuous basis, and has adopted certain investment, portfolio valuation and dividend and distribution policies designed to enable it to do so.

A) PORTFOLIO VALUATIONS:

    Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income and amortization of premium, is accrued daily.

C) DIVIDENDS TO SHAREHOLDERS:

    Dividends are declared daily to shareholders of record at the close of business on the day of declaration and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of any Portfolio can be offset by capital loss carryovers from that Portfolio, such gains will not be distributed. Dividends and distributions are recorded by each Portfolio on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

D) FEDERAL INCOME TAXES:

    For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of the Fund that each Portfolio comply with the requirements of the Code applicable to regulated investment companies, including the requirement that each Portfolio distribute substantially all of its taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required. At February 28, 1995, the cost of securities in each Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes.

    At February 28, 1995, the Portfolios had the following capital loss carryovers:

                                                         CAPITAL
                                                           LOSS
           FUND                                         CARRYOVER       EXPIRATION DATE
           ----                                         ----------      ---------------
Tax-Exempt Fund...................................      $   35,348            1997
                                                            16,664            1998
                                                            14,011            2000
                                                            71,218            2002
                                                            19,132            2003
                                                        ----------
                                                        $  156,373
                                                        ==========
California Tax-Exempt Fund........................      $    5,893            2001
                                                             6,223            2002
                                                        ----------
                                                        $   12,116
                                                        ==========

    To the extent these capital loss carryovers are used to offset future net realized gains on securities transactions, the gains so offset will not be distributed to shareholders, to the extent provided by the regulations under the Code. Capital losses incurred after October 31, 1994 and within the fiscal year are deemed to arise on the first business day of the following fiscal year. The California Tax-Exempt Fund and Tax-Exempt Money Fund incurred and elected to defer such losses of $4,545 and $11,080, respectively.

E) OTHER:

    The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio, while expenses which are attributable to more than one portfolio of the Fund are allocated among the respective portfolios. The investment income and the expenses (other than expenses incurred under the Special Management Services Agreement and Shareholder Services Plan) of each Portfolio are allocated to the separate classes of shares based upon their relative net asset value.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and a Basic Administrative Services Agreement with Concord. Bank of America is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $3 billion of net assets, plus 0.09% of each Portfolio's next $2 billion of net assets, plus 0.08% of each Portfolio's net assets in excess of $5 billion. Concord is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $7 billion of net assets, plus 0.09% of each Portfolio's next $3 billion of net assets plus 0.08% of each Portfolio's net assets in excess of $10 billion.

    The agreements provide that if, in any fiscal year, the aggregate expenses of any Portfolio (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over that Portfolio, then Bank of America and Concord will reimburse the Portfolio for any such excess expenses. As of August 31, 1995, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Portfolio's average daily net assets, plus 2.0% of the next $70 million of such assets plus 1.5% of such assets in excess of $100 million. The agreements provide that such reimbursements will be estimated and paid on a monthly basis. No reimbursement was required for the six months ended August 31, 1995.

    The Portfolios have entered into a Special Management Service Agreement ("Services Agreement") pursuant to which they have agreed to pay Bank of America and Concord a fee for various services relating to the Pacific Horizon Shares. The special management services fee is accrued daily at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares of each Portfolio, and is borne solely by the Pacific Horizon Shares. For the six months ended August 31, 1995, the Portfolios were advised that Concord, Bank of America and their affiliates earned the following amounts pursuant to the Services Agreement:

                                                                            AFFILIATES OF
                                           BANK OF             AFFILIATES      BANK OF
           FUND                            AMERICA   CONCORD   OF CONCORD      AMERICA
           ----                            -------   -------   ----------   -------------
Tax-Exempt Fund..........................      25     2,649           --          63,087
California Tax-Exempt Fund...............   2,089     5,341       21,967         418,930

    The Portfolios have also adopted a Shareholder Services Plan (the "Horizon Service Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are the beneficial owners of Horizon Service Shares in return for payment by the Portfolios of a fee at an annual rate of 0.25% of the average daily net asset value of the Horizon Service Shares outstanding from time to time. These payments are borne solely by the Horizon Service Shares. Service Organizations may include the Distributor, Bank of America and their affiliates. For the six months ended August 31, 1995, the Portfolios were advised that affiliates of Bank of America earned the following amounts pursuant to the Horizon Service Plan:

           FUND
           ----
Tax-Exempt Fund.........................................................       37,627
California Tax-Exempt Fund..............................................      127,841

    During the six months ended August 31, 1995, PNC Bank issued a letter of credit which guaranteed California Tax-Exempt Fund the payment of principal and interest by an issuer of a security issued by Orange County California that was held by the California Tax-Exempt Fund. This letter of credit enabled the security, together with the letter of credit, to be valued at par, which was approximately $675,000 in excess of the security's fair market value on the date of issuance of the letter of credit. As this letter of credit was issued by PNC Bank, the increase in value is deemed to be a voluntary contribution of capital. PNC Bank received no consideration for the issuance of this letter of credit.

    For the six months ended August 31, 1995, the Tax-Exempt Fund and California Tax-Exempt Fund incurred legal charges totaling $23,508 and $21,430, respectively, which were earned by a law firm, a partner of which serves as Secretary to the Fund. Certain officers of the Fund are "affiliated persons" (as defined in the Act) of Concord.

    Concord Financial Services Inc., a wholly owned subsidiary of Concord, acts as transfer agent for the Horizon class of shares for the Portfolios. For the six months ended August 31, 1995 Concord Financial Services received $7,406 from the Tax-Exempt Fund.

NOTE 4 -- DIRECTORS' COMPENSATION

    As of March 1, 1995, each director is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Fund's President is entitled to an annual salary of $40,000 for services as President.

    The Board also established a retirement plan (the "Retirement Plan") for Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 50% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994. Aggregate costs to the Tax-Exempt Fund and California Tax-Exempt Fund pursuant to the Retirement Plan amounted to $1,466 and $1,061, respectively, for the six months ended August 31, 1995.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Tax-Exempt Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations. The California Tax-Exempt Fund invests substantially all of its assets in a nondiversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the state of California. The issuers' abilities to meet their obligation may be affected by economic, regional or political developments.

    The Tax-Exempt Fund and the California Tax-Exempt Fund had the following concentrations by industry sector at August 31, 1995 (as a percentage of total investments):

                                                                          CALIFORNIA
                                                             TAX-EXEMPT   TAX-EXEMPT
                                                                FUND         FUND
                                                             ----------   ----------
Revenue Anticipation Notes.................................      32.5%        22.8%
General Obligations........................................      16.2          8.2
Pollution Control..........................................      10.1         21.4
Education Facilities.......................................      11.5          1.4
Power Projects.............................................       5.4          4.0
Health and Medical Facilities..............................       0.7          3.4
Industrial Developments....................................       1.7          6.5
Housing Developments.......................................       5.0         13.8
Airport Facilities.........................................       0.5           --
Air Transportation.........................................       1.5           --
Water Projects.............................................       4.4          4.9
Waste Management...........................................       3.0           --
Transit Projects...........................................        --          5.3
Hospital Supplies..........................................       7.5          1.1
Health Care & Hospital Management..........................        --           --
Tax and Revenue Anticipation Notes.........................        --           --
Transportation.............................................        --          7.2
Certificates of Participation..............................        --           --
                                                                -----        -----
                                                                100.0%       100.0%
                                                                =====        =====

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

    At August 31, 1995, there were 200 billion shares of the Fund's $0.001 par value Common Stock authorized, of which 2 billion shares were classified as Class J Common Stock (California Tax-Exempt Fund -- 1 billion Pacific Horizon Shares and 1 billion Horizon Service Shares) and 7.5 billion shares were classified as Class I Common Stock (Tax-Exempt Fund -- 1.5 billion Pacific Horizon Shares, 3 billion Horizon Shares and 3 billion Horizon Service Shares).

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                        SIX MONTHS ENDED                                                CALIFORNIA
                        AUGUST 31, 1995                               TAX-EXEMPT        TAX-EXEMPT
                          (UNAUDITED)                                    FUND              FUND
----------------------------------------------------------------    --------------     ------------
PACIFIC HORIZON SHARES:
 Shares sold....................................................       143,501,738      420,668,562
 Shares issued to shareholders in reinvestment of dividends.....           341,937        3,209,730
 Shares redeemed................................................      (129,708,851)    (233,951,885)
                                                                    --------------     ------------
Net increase in Pacific Horizon Shares..........................        14,134,824      189,926,407
                                                                    --------------     ------------
HORIZON SHARES:
 Shares sold....................................................       711,825,065               --
 Shares issued to shareholders in reinvestment of dividends.....           440,369               --
 Shares redeemed................................................      (763,369,232)              --
                                                                    --------------     ------------
Net decrease in Horizon Shares..................................       (51,103,798)              --
                                                                    --------------     ------------
HORIZON SERVICE SHARES:
 Shares sold....................................................       103,212,904      291,922,911
 Shares issued to shareholders in reinvestment of dividends.....           497,195        1,328,403
 Shares redeemed................................................       (93,551,416)    (267,010,934)
                                                                    --------------     ------------
Net increase in Horizon Service Shares..........................        10,158,683       26,240,380
                                                                    --------------     ------------
Total (decrease) increase in Portfolio shares...................       (26,810,291)     216,166,787
                                                                    ==============     ============

                                                                                        CALIFORNIA
                           YEAR ENDED                                 TAX-EXEMPT        TAX-EXEMPT
                       FEBRUARY 28, 1995                                 FUND              FUND
----------------------------------------------------------------    --------------     ------------
PACIFIC HORIZON SHARES:
 Shares sold....................................................       341,854,376      502,909,799
 Shares issued to shareholders in reinvestment
   of dividends.................................................           374,200        4,297,456
 Shares redeemed................................................      (354,420,485)    (524,307,461)
                                                                    --------------     ------------
Net decrease in Pacific Horizon Shares..........................       (12,191,909)     (17,100,206)
                                                                    --------------     ------------
HORIZON SHARES:
 Shares sold....................................................     2,300,191,836               --
 Shares issued to shareholders in reinvestment
   of dividends.................................................           782,137               --
 Shares redeemed................................................    (2,433,802,141)              --
                                                                    --------------     ------------
Net decrease in Horizon Shares..................................      (132,828,168)              --
                                                                    --------------     ------------
HORIZON SERVICE SHARES:
 Shares sold....................................................       126,594,988      323,331,486
 Shares issued to shareholders in reinvestment
   of dividends.................................................           845,786        2,512,925
 Shares redeemed................................................      (136,607,781)    (361,600,101)
                                                                    --------------     ------------
Net decrease in Horizon Service Shares..........................        (9,167,007)     (35,755,690)
                                                                    --------------     ------------
Total decrease in Portfolio shares..............................      (154,187,084)     (52,855,896)
                                                                    ==============     ============

HORIZON TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                           SIX MONTHS
                                              ENDED                        PERIOD
                                           AUGUST 31,     YEAR ENDED        ENDED
                                              1995        FEBRUARY 28,   FEBRUARY 28,
                                           (UNAUDITED)       1995           1994*
                                           -----------    ------------   ------------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of
  period................................    $    1.00      $   1.00        $  1.00
                                            ---------      --------        -------
Income from Investment Operations:
  Net investment income.................       0.0168        0.0253         0.0124
Less dividends from net investment
  income................................      (0.0168)      (0.0253)       (0.0124)
                                            ---------      --------        -------
Net change in net asset value per
  share.................................       0.0000        0.0000         0.0000
                                            ---------      --------       --------
Net asset value per share, end of
  period................................    $    1.00      $   1.00        $  1.00
                                            =========      ========        =======
Total return............................         1.95%         2.56%          1.25%#
Ratios/Supplemental Data:
  Net assets, end of period (000).......    $  51,581      $ 37,454        $49,648
  Ratio of expenses to average net
    assets..............................         0.63%+        0.60%          0.60%+**
  Ratio of net investment income to
    average net assets..................         3.30%+        2.47%          1.95%+**

---------------

 * For the period July 9, 1993 (initial offering date) through February 28,
   1994.

** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01%.

 + Annualized.

 # Not annualized.

See Notes to Financial Statements.

HORIZON TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                              SIX MONTHS
                                ENDED                                        YEAR ENDED
                              AUGUST 31,   ------------------------------------------------------------------------------
                                 1995       FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,
                             (UNAUDITED)        1995            1994            1993            1992            1991
                             ------------  --------------  --------------  --------------  --------------  --------------
HORIZON SHARES
Net asset value per share,
 beginning of period........   $   1.00       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                               --------       --------        --------        --------         -------         -------
Income from Investment
 Operations:
 Net investment income......     0.0184         0.0285          0.0225          0.0269          0.0410          0.0557
Less dividends from net
 investment income..........    (0.0184)       (0.0285)        (0.0225)        (0.0269)        (0.0410)        (0.0557)
                               --------       --------        --------        --------         -------         -------
Net change in net asset
 value per share............     0.0000         0.0000          0.0000          0.0000          0.0000          0.0000
                               --------       --------        --------        --------         -------         -------
Net asset value per share,
 end of period..............   $   1.00       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                               ========       ========        ========        ========        ========        ========
Total return................       2.14%#         2.89%           2.27%           2.72%           4.18%           5.71%
Ratios/Supplemental Data:
 Net assets, end of period
   (000)....................   $330,701       $381,811        $514,663        $383,848        $345,221        $428,127
 Ratio of expenses to
   average net assets.......       0.31%+         0.28%           0.28%*          0.28%           0.28%           0.27%*
 Ratio of net investment
   income to average net
   assets...................       3.65%+         2.81%           2.25%*          2.69%           4.12%           5.54%*

---------------
* Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.02% for the years ended February 28, 1994 and February 28, 1991, respectively.

++ Security Pacific National Bank served as investment advisor through April 21,
   1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

+  Annualized.

#  Not annualized.

See Notes to Financial Statements.

HORIZON TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                              SIX MONTHS
                                ENDED                                        YEAR ENDED
                              AUGUST 31,   ------------------------------------------------------------------------------
                                 1995       FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,
                             (UNAUDITED)        1995            1994            1993            1992            1991
                             ------------  --------------  --------------  --------------  --------------  --------------
HORIZON SERVICE SHARES
Net asset value per share
 beginning of period........   $   1.00       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                               --------       --------        --------        --------        --------        --------
Income from Investment
 Operations:
 Net investment income......     0.0172         0.0260          0.0200          0.0244          0.0385          0.0532
Less dividends from net
 investment income..........    (0.0172)       (0.0260)        (0.0200)        (0.0244)        (0.0385)        (0.0532)
                               --------       --------        --------        --------        --------        --------
Net change in net asset
 value per share............     0.0000         0.0000          0.0000          0.0000          0.0000          0.0000
                               --------       --------        --------        --------        --------        --------
Net asset value per share,
 end of period..............   $   1.00       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                               ========       ========        ========        ========        ========        ========
Total return................       1.99%#         2.63%           2.02%           2.47%           3.92%           5.45%
Ratios/Supplemental Data:
 Net assets, end of period
   (000)....................   $ 49,311       $ 39,158        $ 48,328        $ 49,695        $ 47,230        $ 53,732
 Ratio of expenses to
   average net assets.......       0.56%+         0.53%           0.53%*          0.53%           0.53%           0.52%*
 Ratio of net investment
   income to average net
   assets...................       3.41%+         2.57%           2.04%*          2.42%           3.88%           5.29%*

---------------
 * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04% and 0.02% for the years ended February 28, 1994 and February 28, 1991, respectively.

++ Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

 + Annualized.

 # Not annualized.

See Notes to Financial Statements.
                                       33

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights+++
--------------------------------------------------------------------------------

                             SIX MONTHS
                               ENDED                                        YEAR ENDED
                             AUGUST 31,   ------------------------------------------------------------------------------
                                1995       FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 28,    FEBRUARY 29,    FEBRUARY 28,
                            (UNAUDITED)        1995            1994            1993            1992            1991
                            ------------  --------------  --------------  --------------  --------------  --------------
PACIFIC HORIZON SHARES
Net asset value per share,
 beginning of period.......   $   1.00       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                              --------       --------        --------        --------        --------         -------
Income from Investment
 Operations:
 Net investment income.....     0.0166         0.0249          0.0186          0.0224          0.0364          0.0495
 Net realized gain (loss)
   on securities...........    (0.0001)       (0.0001)         0.0002         (0.0002)         0.0000         (0.0001)
                              --------       --------        --------        --------        --------         -------
Total income from
 investment operations.....     0.0165         0.0248          0.0188          0.0222          0.0364          0.0494
Less dividends from net
 investment income.........    (0.0166)       (0.0249)        (0.0186)        (0.0224)        (0.0364)        (0.0495)
                              --------       --------        --------        --------        --------         -------
Net change in net asset
 value per share...........    (0.0001)       (0.0001)         0.0002         (0.0002)         0.0000         (0.0001)
                              --------       --------        --------        --------        --------         -------
Net asset value per share,
 end of period.............   $   1.00       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                              ========       ========        ========        ========        ========        ========
Total return...............       1.68%#         2.52%           1.88%           2.27%           3.70%           5.06%
Ratios/Supplemental Data:
 Net assets, end of period
   (000)...................   $376,552       $186,643        $203,724        $128,448        $107,424        $118,816
 Ratio of expenses to
   average net assets......       0.61%++        0.62%           0.66%**         0.66%**         0.57%**         0.55%**
 Ratio of net investment
   income to average net
   assets..................       3.28%++        2.48%           1.86%**         2.21%**         3.62%**         4.81%**

---------------
 ** Net of fee waivers and expense reimbursements by the Adviser and Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.02%, 0.08%, 0.13% and 0.22%, for the years ended February 28, 1994, February 28, 1993, February 29, 1992 and February 28, 1991, respectively.

+++ Security Pacific National Bank served as investment adviser through April
    21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

 ++ Annualized.

  # Not annualized.

See Notes to Financial Statements.
                                       34

PACIF IC HORIZON
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                          SIX MONTHS
                                             ENDED              YEAR ENDED
                                          AUGUST 31,     ----------------------------
                                             1995        FEBRUARY 28,    FEBRUARY 28,
                                          (UNAUDITED)        1995            1994
                                          -----------    ------------    ------------
HORIZON SERVICE SHARES
Net asset value per share, beginning of
  period...............................    $    1.00       $   1.00       $    1.00
                                           ---------       --------       ---------
Income from Investment Operations:
  Net investment income................       0.0170         0.0256          0.0198
  Net realized loss on securities......      (0.0001)       (0.0001)        (0.0001)
                                           ---------       --------       ---------
Total income from investment
  operations...........................       0.0169         0.0255          0.0197
Less dividends from net investment
  income...............................      (0.0170)       (0.0256)        (0.0198)
                                           ---------       --------       ---------
Net change in net asset value per
  share................................      (0.0001)       (0.0001)        (0.0001)
                                           ---------       --------       ---------
Net asset value per share, end of
  period...............................    $    1.00       $   1.00       $    1.00
                                           =========       ========       =========
Total return...........................         1.71%#         2.59%           2.00%
Ratios/Supplemental Data:
  Net assets, end of period (000)......    $ 114,240       $ 88,003       $ 123,746
  Ratio of expenses to average net
    assets.............................         0.54%++        0.55%           0.53%*
  Ratio of net investment income to
    average net assets.................         3.36%++        2.50%           1.98%*

---------------
 * Net of fee waivers and expense reimbursements by the Adviser and Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07%.

++ Annualized.

 # Not annualized.

See Notes to Financial Statements.
                                       35